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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  December 18, 1996



                             CADENCE DESIGN SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)


                                       DELAWARE
                    (State or other jurisdiction of incorporation)



              1-10606                                 77-0148231
         (Commission File No.)              (IRS Employer Identification No.)



                                   2655 SEELY ROAD
                                      BUILDING 5
                             SAN JOSE, CALIFORNIA  95134
                (Address of principal executive offices and zip code)



          Registrant's telephone number, including area code: (408) 943-1234





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 ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

    THE PRO FORMA FINANCIAL INFORMATION INCORPORATED BY REFERENCE INTO THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS RELATED TO CADENCE DESIGN SYSTEMS, INC., A DELAWARE CORPORATION (THE "REGISTRANT"), AND THE REGISTRANT'S ACQUISITION OF HIGH LEVEL DESIGN SYSTEMS, INC., A DELAWARE CORPORATION ("HLDS"), THAT MAY INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES. THESE UNCERTAINTIES INCLUDE RISKS RELATING TO THE INTEGRATION OF THE REGISTRANT AND HLDS. ACTUAL RESULTS AND DEVELOPMENTS THEREFORE MAY DIFFER MATERIALLY FROM THOSE DESCRIBED OR INCORPORATED BY REFERENCE IN THIS REPORT. FOR MORE INFORMATION ABOUT THE REGISTRANT AND RISKS ARISING WHEN INVESTING IN THE REGISTRANT, YOU ARE DIRECTED TO THE REGISTRANT'S MOST RECENT REPORTS ON FORM 10-K AND FORM 10-Q AND RECENT REGISTRATION STATEMENT ON FORM S-4 RELATED TO THE TRANSACTION DESCRIBED BELOW, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

    On December 18, 1996, Harbor Acquisition Sub, Inc., a Delaware corporation ("Harbor Sub"), was merged with and into HLDS, pursuant to an Agreement and Plan of Merger and Reorganization dated as of October 3, 1996 (the "Agreement"), among the Registrant, Harbor Sub and HLDS. The terms of the Agreement were determined through arms' length negotiations between the Registrant and HLDS.

    The merger of Harbor Sub with and into HLDS (the "Merger") became effective at the time of the filing of a Certificate of Merger with the Delaware Secretary of State on December 18, 1996 (the "Effective Time"). At the Effective Time:
(a) Harbor Sub ceased to exist; (b) HLDS, as the surviving corporation in the Merger, became a wholly owned subsidiary of the Registrant; and (c) each share of HLDS Common Stock, par value $.001 per share ("HLDS Common Stock"), and each share of HLDS Series A Preferred Stock, par value $.001 per share, outstanding immediately prior to the Effective Time (except for any such shares held by HLDS as treasury stock and any such shares held by the Registrant or any subsidiary of the Registrant or HLDS, which shares, if any, were canceled) was converted into the right to receive twenty-two hundredths (0.22) of a share of Common Stock, $0.01 par value per share, of the Registrant ("Cadence Common Stock") (such fraction of a share of Cadence Common Stock into which each outstanding share of HLDS capital stock was converted is referred to as the "Exchange Ratio"). In addition, pursuant to the Agreement, at the Effective Time, all rights with respect to HLDS Common Stock under HLDS stock options (the "HLDS Options") then outstanding, were converted into and became rights with respect to Cadence Common Stock, and the Registrant assumed each such HLDS Option in accordance with its terms. By virtue of the assumption by the Registrant of the HLDS Options, from and after the Effective Time: (i) each HLDS Option assumed by the Registrant may be exercised solely for Cadence Common Stock; (ii) the number of shares of Cadence Common Stock subject to each such HLDS Option is equal to the number of shares of HLDS Common Stock subject to such HLDS Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole share; and (iii) the per share exercise price under each such HLDS Option was adjusted by dividing the per share exercise price under such HLDS Option by the Exchange Ratio and rounding up to the nearest cent.


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    The Registrant will issue approximately 2,562,000 shares of Cadence Common
Stock to former stockholders of HLDS in connection with the Merger. In addition, approximately 600,000 shares of Cadence Common Stock may be issued in connection with the exercise of assumed HLDS Options.

    The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase. A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1.

    HLDS develops, markets and supports EDA software for the design of high-density, high performance integrated circuits (ICs). HLDS products are designed to solve the problems inherent in deep submicron (less than 0.35 micron) IC design and to offer improved time to market, enhanced IC performance and reduced development and manufacturing costs when compared to previous generations of EDA software.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Financial Statements of the Business Acquired

    (1) The audited consolidated balance sheet of HLDS as of December 31, 1995, the audited consolidated statements of operations, stockholder's equity and cash flows of HLDS for the year then ended, the notes related thereto, and the Report of Independent Public Accountants thereon, are set forth at pages F-1 through F-17 of the Proxy Statement/Prospectus dated November 14, 1996 included in the Registrant's Registration Statement on Form S-4 (No. 333-15771). Such financial statements, notes and Report set forth at such pages are incorporated herein by reference.

    (2) The unaudited consolidated balance sheet of HLDS as of September 30, 1996, the unaudited consolidated statements of operations and cash flows of HLDS for the nine-month period then ended, and the notes related thereto, are set forth at pages F-1 through F-17 of the Proxy Statement/Prospectus dated November 14, 1996 included in the Registrant's Registration Statement on Form S-4 (No. 333-15771). Such financial statements and notes set forth at such pages are incorporated herein by reference.

    (b)  Pro Forma Financial Information

    (1) An unaudited pro forma condensed combined balance sheet as of September 28, 1996, and the notes related thereto, are set forth at pages 53 through 57 of the Proxy Statement/Prospectus dated November 14, 1996 included in the Registrant's Registration Statement on Form S-4 (No. 333-15771). Such balance sheet and notes set forth at such pages are incorporated herein by reference.


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     (2)  Unaudited pro forma condensed combined statements of income for the year ended December 30, 1995 and for the nine months ended September 28, 1996, and the notes related thereto, are set forth at pages 53 through 57 of the Proxy Statement/Prospectus dated November 14, 1996 included in the Registrant's Registration Statement on Form S-4 (No. 333-15771). Such statements of income and notes set forth at such pages are incorporated herein by reference.

    (c)   Exhibits

Exhibit No.   Description

2 Agreement and Plan of Merger and Reorganization dated as of October 3, 1996, among Cadence Design Systems, Inc., a Delaware corporation, Harbor Acquisition Sub, Inc., a Delaware corporation, and High Level Design Systems, Inc., a Delaware corporation (incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 7, 1996)

23.1          Consent of Arthur Andersen LLP

99.1          Press Release of Cadence Design Systems, Inc. dated
              December 18 ,1996

99.2 Pages F-1 through F-17 of the Proxy Statement/Prospectus dated November 14, 1996, included in the Registrant's Registration Statement on Form S-4 (No. 333-15771)

99.3 Pages 53 through 57 of the Proxy Statement/Prospectus dated November 14, 1996 included in the Registrant's Registration Statement on Form S-4 (No. 333-15771)


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CADENCE DESIGN SYSTEMS, INC.


Dated:  December 31, 1996              By:    /s/ R.L. Smith McKeithen
                                          -------------------------------------
                                           Vice President and General Counsel


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